SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): November 8, 2001

                     ARDENT COMMUNICATIONS, INC.
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       (Exact Name of Registrant as Specified in Its Charter)

                             Delaware
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           (State or Other Jurisdiction of Incorporation)


       000-26103                                         52-2066769
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(Commission File Number)                  (I.R.S. Employer Identification No.)


     1820 North Fort Meyer Drive
        Arlington, Virginia                               22209
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(Address of Principal Executive Offices)                (Zip Code)


                                (703) 276-4200
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             (Registrant's Telephone Number, Including Area Code)



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ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     On November 8, 2001, Michael Lee tendered his resignation as the Chief Executive Officer and a director of Ardent Communications, Inc. (the "Company") effective as of the close of business on November 8, 2001. Ulysses Auger will take over the active duties of the Chief Executive Officer effective as of the close of business on November 8, 2001.

     Contemporaneously, Evans Anderson was appointed President and Chief Operating Officer of the Company and the Company has discontinued its association with Michael Martinez, formerly Vice President of Sales and Peter Benedict, formerly Vice President of Marketing.


ITEM 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)    Exhibits

            99.1   Press release dated November 12, 2001.

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                               SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Ardent Communications ,Inc.


Date: November 9, 2001       By:  /s/ Amit D. Rikhy
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                                   Amit D. Rikhy
                                   Senior Vice President and Chief
                                   Financial Officer